UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2006

TIER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23195	94-3145844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10780 Parkridge Blvd., 4th Floor Reston, Virginia	20191
(Address of principal executive offices)	(Zip Code)

(571) 382-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01—Entry Into a Material Definitive Agreement

On February 21, 2006, the Compensation Committee of the Registrant’s Board of Directors approved a one-time cash bonus of $50,000 to be paid to David Fountain, the Registrant’s Chief Financial Officer. In addition, the Compensation Committee determined that Mr. Fountain will be entitled to an additional one-time cash bonus of $50,000 at such time as the Registrant files with the Securities and Exchange Commission its Form 10-K for the fiscal year ended September 30, 2005, its Form 10-Q for the quarter ended December 31, 2005, any other filings on Form 10-Q or 10-K that become due after the date hereof that are not timely filed, and any restated financial statements required to be filed for other historical periods.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER TECHNOLOGIES, INC.

By:	/s/ David E. Fountain
	Name:	David E. Fountain
	Title:	Chief Financial Officer

Date: February 21, 2006